T. Rowe Price New Asia Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022

Under “Management” in the summary prospectus and Section 1 of the prospectus, T. Rowe Price Hong Kong Limited is removed as the fund’s investment subadviser.

Under “Investment Adviser(s)” in Section 2 of the prospectus, the third paragraph is deleted.

The date of this supplement is August 3, 2022.

F39-041 8/3/22